SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549



                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                --------------

        Date of report (Date of earliest event reported) June 19, 1997

                  LABORATORY CORPORATION OF AMERICA HOLDINGS
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



           DELAWARE                 1-11353             13-3757370
        -------------------------------------------------------------
        (State or Other         (Commission File      (IRS Employer
        Jurisdiction of             Number)           Identification
        Incorporation)                                     No.)

          358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
         --------------------------------------------------------
          (Address of Principal Executive Offices)     (Zip Code)

       Registrant's telephone number, including area code  910-229-1127


ITEM 5.  OTHER EVENTS

      On June 19, 1997, Laboratory Corporation of America Holdings (the "Company") issued a press release announcing the successful completion of its rights offering.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)   Exhibits

      99 Press release of the Company dated June 19, 1997.



                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  LABORATORY CORPORATION OF AMERICA HOLDINGS
                  ------------------------------------------
                                 (Registrant)


                                         By: /s/ Wesley R. Elingburg
                                             ----------------------------
                                             Wesley R. Elingburg
                                             Executive Vice President,
                                             Chief Financial
                                             Officer and Treasurer


Date: June 20, 1997